Exhibit 10.2

July 15, 2021

voxeljet AG

Paul-Lenz-Straße 1a

86316 Friedberg, Germany

Attn: Dr. Ingo Ederer, Chief Executive Officer

To Whom It May Concern:

This letter (the “Agreement”) constitutes the agreement between A.G.P./Alliance Global Partners (the “Placement Agent”) and voxeljet AG, a German stock corporation (the “Company”), that the Placement Agent shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of the Company’s ordinary shares with no par value (Stückaktien ohne Nennbetrag), each such share with a notional par value in the share capital of the Company of  €1.00 (the “Ordinary Shares”), represented by American Depositary Shares (the “ADS” or the “Securities”). The ADSs actually placed by the Placement Agent are referred to herein as the “Placement Agent Securities.” The terms of the Placement shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”), and nothing herein constitutes that the Placement Agent would have the power or authority to bind the Company or any Purchaser, or an obligation for the Company will issue any Securities or complete the Placement.  The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected dealers on its behalf in connection with the Placement. Certain affiliates of the Placement Agent may participate in the Placement by purchasing some of the Placement Agent Securities. The sale of Placement Agent Securities to any Purchaser will be evidenced by an offer letter and irrevocable undertaking (together, the “Purchase Agreement”) between the Company and such Purchaser, in a form reasonably acceptable to the Company and the Purchaser.  Prior to the signing of any Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

SECTION 1.REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A.Representations of the Company.  With respect to the Placement Agent Securities, each of the representations and warranties (together with any related disclosure schedules thereto) contained in Annex A hereto is, as of the date of this Agreement and as of the date of the Closing (as defined below) (the “Closing Date”), hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants that there are no affiliations with any FINRA member firm among the Company's officers, directors or, to the knowledge of the Company, any five percent (5.0%) or greater securityholder of the Company.

B.Covenants of the Company. The Company covenants and agrees to continue to retain (i) a firm of independent PCAOB registered public accountants for a period of at least five (5) years after the Closing Date, (ii) a competent transfer agent and depositary, as applicable, with respect to the Ordinary Shares and ADSs for a period of five (5) years after the Closing Date, and (iii) the Company covenants to maintain the registration of the ADSs under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act for a period of five (5) years after the Closing Date.  In addition, from the date hereof until 135 days after the Termination Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any ADS, Ordinary Shares or Ordinary Share Equivalents. Notwithstanding the foregoing, this Section 1.B shall not apply in respect of an Exempt Issuance. For the purposes of this paragraph, “Ordinary Share Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares or ADSs, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares or ADSs; and “Exempt Issuance” means the issuance of (a) ADSs, Ordinary Shares or options to employees, officers or directors of the Company or an affiliated entity of the Company pursuant to any stock or option plan in existence as of the date hereof, (b) ADSs or Ordinary Shares upon the exercise or exchange of or conversion of securities exercisable or exchangeable for or convertible into ADSs or Ordinary Shares issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the 135 day prohibition period in this paragraph, and provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

SECTION 2.REPRESENTATIONS OF THE PLACEMENT AGENT.  The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the United  States of America, applicable to the offers and sales of the Placement Agent Securities by the Placement Agent, (iv) is and will be a corporate body validly existing under the laws of its place of incorporation, (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agent will immediately notify the Company in writing of any change in its status with respect to subsections (i) through (v) above. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 3.COMPENSATION.  In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent and/or its respective designees a cash fee of 7% of the aggregate gross proceeds raised from the sale of the Placement Agent Securities at the closing (the “Closing”) of the purchase and sale of the Securities pursuant to the Purchase Agreement and Section 8 hereof (the “Cash Fee”).  The Cash Fee shall be paid on the Closing Date.  The Company shall not be required to pay the Placement Agent any fees or expenses except for the Cash Fee, a non-accountable expense allowance equal to 1% of the aggregate gross proceeds raised from the sale of the Placement Agent Securities at the Closing, and the reimbursement of $100,000 in legal expenses with respect to the engagement hereunder; provided, however, that this sentence in no way limits or impairs the indemnification or contribution provisions contained herein. The Placement Agent reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

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SECTION 4.INDEMNIFICATION.

A.To the extent permitted by law, with respect to the Placement Agent Securities, the Company will indemnify the Placement Agent and its affiliates, directors, partners officers, employees, members and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to this Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from the Placement Agent’s willful misconduct or gross negligence in performing the services described herein.

B.Promptly after receipt by the Placement Agent of notice of any claim or the commencement of any action or proceeding with respect to which the Placement Agent is entitled to indemnity hereunder, the Placement Agent will notify the Company in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses.  If the Company so elects or is requested by the Placement Agent, the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the Placement Agent and will pay the fees and expenses of such counsel.  Notwithstanding the preceding sentence, the Placement Agent will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for the Placement Agent reasonably determines that it would be a conflict of interest under the applicable rules of professional responsibility for the same counsel to represent both the Company and the Placement Agent.  In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company, in addition to fees of local counsel.  The Company will have the right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Placement Agent, which will not be unreasonably withheld. The Company shall not be liable for any settlement of any action effected without its written consent, which will not be unreasonably withheld.

C.The Company agrees to notify the Placement Agent promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this Agreement.

D.If for any reason the foregoing indemnity is unavailable to the Placement Agent  or insufficient to hold the Placement Agent harmless, then the Company shall contribute to the amount paid or payable by the Placement Agent as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Placement Agent on the other, but also the relative fault of the Company on the one hand and the Placement Agent on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations.  The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim.  Notwithstanding the provisions hereof, the Placement Agent’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Placement Agent under this Agreement (excluding any amounts received as reimbursement of expenses incurred by the Placement Agent).

E.These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this Agreement is completed and shall survive the termination of this

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Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this Agreement or otherwise.

SECTION 5.ENGAGEMENT TERM. The Placement Agent’s engagement hereunder will be until the later of (i) August 13, 2021 and (ii) the Closing Date. The date of termination of this Agreement is referred to herein as the “Termination Date.” In the event, however, in the course of the Placement Agent’s performance of due diligence it deems it necessary to terminate the engagement, the Placement Agent may do so prior to the Termination Date. The Company may elect to terminate the engagement hereunder for any reason prior to the Termination Date but will remain responsible for fees and expenses pursuant to Section 3 hereof and fees with respect to the Placement Agent Securities if sold in the Placement.  Notwithstanding anything to the contrary contained herein, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 3 hereof, to pay expenses pursuant to Section 3 hereof, and the provisions concerning confidentiality, indemnification and contribution contained herein will survive any expiration or termination of this Agreement. If this Agreement is terminated prior to the completion of the Placement, all fees and expenses due to the Placement Agent shall be paid by the Company to the Placement Agent on or before the Termination Date (in the event such fees are earned or owed as of the Termination Date). The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6.PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

SECTION 7.NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 8.CLOSING. The obligations of the Placement Agent and the Closing are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the performance by the Company of its obligations hereunder and in the Purchase Agreement, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent:

A.All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement and the Placement Agent Securities, and all other legal matters relating to this Agreement and the transactions contemplated hereby with respect to the Placement Agent Securities shall be reasonably satisfactory in all material respects to the Placement Agent.

B.The Placement Agent shall have received from outside U.S. and German counsel to the Company each such counsel’s written opinion with respect to the Placement Agent Securities, addressed to the Placement Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

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C.The Placement Agent shall have received customary certificates of the Company’s executive officers, as to the accuracy of the representations and warranties contained herein.

D.The Company shall (a) by 8:00 p.m. (New York City time) on the date of execution hereof, issue a quasi ad hoc release (the “Release”) disclosing the material terms of the transactions contemplated hereby and by the Purchase Agreement, and (b) file a Report on Form 6-K, including this Agreement and the Purchase Agreement as exhibits thereto, with the U.S. Securities and Exchange Commission (the “Commission”) within the time required by the Exchange Act. From and after the issuance of the Release, the Company represents that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the transaction documents. In addition, effective upon the issuance of the Release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates on the one hand, and any of the Purchasers or any of their affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall, except as required by law, issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or the Nasdaq Capital Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final transaction documents with the Commission, (b) to the extent such disclosure is required by law or Nasdaq Capital Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this paragraph, and (c) to the extent required by German law.

E.The ADSs shall be registered under the Exchange Act and, as of the Closing Date, the ADSs shall be listed and admitted and authorized for trading on the Nasdaq Capital Market or other applicable U.S. national exchange and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the ADSs under the Exchange Act or delisting or suspending from trading the ADSs from the Nasdaq Capital Market or other applicable U.S. national exchange, nor has the Company received any information suggesting that the Commission or the Nasdaq Capital Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.

F.No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Placement Agent Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Placement Agent Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

G.The Company shall have entered into a Purchase Agreement with each of the several Purchasers of the Placement Agent Securities and such agreements shall be in full force and effect.

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H.FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Placement and pay all filing fees required in connection therewith.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 9.GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, with the exception of any such laws that would require application of the laws of any other jurisdiction. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in the City and County of New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 10.ENTIRE AGREEMENT/MISCELLANEOUS. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the Closing Date of the Placement and delivery of the Placement Agent Securities. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 12.NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the

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next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13.PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, on and after the Closing Date, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense.

[The remainder of this page has been intentionally left blank.]

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agent the enclosed copy of this Agreement.

Very truly yours,

A.G.P./ALLIANCE GLOBAL PARTNERS

By:	/s/ Thomas J. Higgins
Name: Thomas J. Higgins
Title: Managing Director

Address for notice:
590 Madison Avenue 28th Floor
New York, New York 10022
Attn: Thomas Higgins
Email: thiggins@allianceg.com

Accepted and Agreed to as of

the date first written above:

VOXELJET AG

By:	/s/ Dr. Ingo Ederer
Name: Dr. Ingo Ederer
Title: Chief Executive Officer

Address for notice:
voxeljet AG
Paul-Lenz Straße 1a
86316 Friedberg, Germany
Attn: Dr. Ingo Ederer, Chief Executive Officer

[Signature Page to Placement Agent Agreement.]

Annex A

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to, and agrees with, the Placement Agent, as follows:

(a)	Registration Statement and Prospectus. The Company has prepared and filed with the Commission under the Securities Act, a shelf registration statement, including a base prospectus relating to the Securities (the “Base Prospectus”) on Form F-3 (File No. 333-255911), and such amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. Each part of such registration statement, including the amendments, exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act (the “Rule 430B Information”) as of the time such registration statement became effective, is herein called the “Registration Statement.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof in accordance with the provisions Rule 430B and Rule 424(b) under the Securities Act. Such final supplemental form of prospectus (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.” Any reference herein to the Base Prospectus or the Prospectus shall be deemed to refer to include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act as of the date of such prospectus. For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, the Base Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Exchange Act and which is deemed to be incorporated therein by reference or otherwise deemed by the Securities Act to be a part thereof. The Company previously filed with the Commission a registration statement on Form F-6 (File. No. 333-191526) which covers the registration of the ADSs under the Securities Act. The registration statement relating to the ADSs, as amended at the time it became effective, is hereinafter referred to as the “ADS Registration Statement.” The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs has been initiated or, to the Company’s knowledge, threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply as to form in all material respects with the applicable requirements of the

Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

Base Prospectus.  No order preventing or suspending the use of the Base Prospectus has been issued by the Commission, and the Base Prospectus included in the Registration Statement, at the time of filing thereof, complied in all material respects with the applicable requirements of the Securities Act, and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

Issuer Free Writing Prospectus.  Other than the Registration Statement, the Base Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Placement Agent in its capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs (each such communication by the Company or its agents and representatives (other than any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act ).

(d)	[Reserved].
(e)	[Reserved].
(f)	[Reserved].
(g)

Form F-6.  The ADS Registration Statement and any amendments thereto, in respect of the ADSs have been filed with the Commission (File No. 333-191526). Such ADS Registration Statement has been declared effective by the Commission. No stop order suspending the effectiveness of such ADS Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. The ADS Registration Statement when it became effective complied, and any further amendments thereto will comply as to form, in all material respects with the applicable requirements of the Securities Act, and did not, as of the applicable effective date, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(h)

Financial Statements.  The financial statements (including the related notes thereto) of the Company included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company as of the dates indicated and the results of their respective operations and the changes in their respective cash flows for the periods specified; such financial statements have been prepared in conformity with international financial reporting standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby (except as otherwise noted therein), and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; the other financial information included in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its consolidated Subsidiaries (as defined below) and presents fairly in all material respects the information shown thereby; and the Company and its consolidated Subsidiaries taken as a whole do not have any material liabilities or obligations, direct or contingent, that are not disclosed in the Registration Statement and the Prospectus; and there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement or the Prospectus that are not included as required.

(i)

Material Adverse Change.  Since the date of the most recent financial statements of the Company included in the Registration Statement and the Prospectus, (i) there has not been any material decrease in the capital stock or any material increase in any short-term debt or long-term debt of the Company or any of the Subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the businesses, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and the Subsidiaries, taken as a whole; (ii) neither the Company nor any of the Subsidiaries has entered into any transaction or agreement outside of the ordinary course of business that has had or would be reasonably expected to have a Material Adverse Effect (as defined below) on the Company and the Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole; and (iii) neither the Company nor any of the Subsidiaries has sustained any loss or interference with its business that is material to the Company and the Subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any domestic or foreign court or arbitrator governmental agency or body or regulatory or judicial authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (each, a “Governmental Authority”), except, in the case of each of clauses  (i) through (iii) above, as otherwise disclosed in the Registration Statement and the Prospectus.

(j)

Organization and Good Standing.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries or joint venture listed in the Company’s Exchange Act filings (each, a “Subsidiary,” and collectively, the “Subsidiaries”). The Company and each of the Subsidiaries has been duly organized and is validly existing and (where such concept or an equivalent is recognized in the relevant jurisdiction) in good standing or the jurisdictional equivalent under the laws of its jurisdiction of organization, is duly qualified to do business and (where such concept or an equivalent is recognized in the relevant jurisdiction) is in good standing or the jurisdictional equivalent in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or (where relevant) in good standing or have such power or authority would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and the Subsidiaries taken as a whole or on the performance by the Company under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The constitutive documents of the Company and each of the Subsidiaries comply with the requirements of applicable law in their respective jurisdictions of organization and are in full force and effect.

(k)	Capitalization.
(i)

The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; all the outstanding shares of capital stock of the Company, including the Securities when subscribed, paid for and registered with the commercial register (Handelsregister) of the Local Court (Amtsgericht) of Augsburg (the “Commercial Register”) and delivered as provided herein, are and, when the Securities have been delivered and paid for in accordance with this Agreement on the Closing Date or the Additional Closing Date, as the case may be, will be, duly and validly authorized and issued, fully paid and non-assessable, freely transferable and free of any third party rights, pre-emptive or similar rights; the Company has the statutorily required stated capital under German law (Grundkapital);  except as described in or expressly contemplated by the Registration Statement and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any shares of capital stock or other equity interest in the Company, any such convertible or exchangeable securities or any such rights, warrants or options; the shares of capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

(ii)

The resolutions of the Company’s shareholders, Management Board and Supervisory Board authorizing the Capital Increase and the issuance of the Securities have been validly passed and no objection against the Capital Increase or action to have such resolutions declared void has been taken or filed, and following the registration of the Capital Increase with the Commercial Register and the issuance and delivery of the Securities against payment pursuant to the terms of the Purchase Agreement, the Securities will rank pari passu with the existing Ordinary Shares.

(iii)

The Company has not made any repayments to any of its shareholders within the meaning of Section 57 AktG in respect of the outstanding registered share capital to any of its shareholders or has otherwise acted in violation of Section 57 AktG.

(l)

Due Authorization.  The Company has the full right, power and authority to execute and deliver this Agreement, the Purchase Agreement and the deposit agreement (the “Deposit Agreement”), by and among the Company, the Depositary, and all holders and beneficial owners of ADSs issued thereunder (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all actions required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents, and the due and proper authorization of the transactions contemplated hereby and thereby have been duly and validly taken.

(m)	Agreements. This Agreement and the Purchase Agreement have been duly authorized, executed and delivered by the Company.
(n)

Deposit Agreement.  The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (collectively, the “Enforceability Exceptions”). Upon due issuance by the Depositary of the ADRs evidencing the ADSs and the deposit of Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the ADRs evidencing the ADSs conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

(o)

No Violation or Default.  Neither the Company nor any of the Subsidiaries is in violation or default of (i) its respective articles of association, charter, by-laws or similar organizational documents; (ii) any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; or (iii) any law or statute or any judgment, order, rule or regulation of any Governmental Authority, except, in the case of clauses (ii) and (iii) above, for any such violation or default that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(p)

No Conflicts.  The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities by the Company, the deposit of the Ordinary Shares with the Depositary against issuance of the ADSs and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the articles of association, charter or by-laws or similar organizational documents of the Company or any of the Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any Governmental Authority, except, in the case of clauses  (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or would have a material adverse effect on the Placement Agent’s ability to consummate the transactions contemplated by this Agreement.

(q)

No Consents Required.  No consent, approval, authorization, order, license, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance of the Securities and sale of the ADSs, the deposit of the Ordinary Shares with the Depositary against issuance of the ADSs, the offering of the Securities or the consummation of the transactions contemplated by the Transaction Documents, except (i) such as may be required under the Securities Act, (ii) such as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), (iii) such as may be required by the Nasdaq Capital Market, (iv) such as may be required under applicable state and foreign securities laws in connection with the purchase of the ADSs by the Purchasers, and (v) such as have been previously obtained by the Company.

(r)

Legal Proceedings.  Except as described in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any Governmental Authority or others. There are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Prospectus. The statements set forth in the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and incorporated by reference in the Registration Statement and the Prospectus under the caption “Item 8. Financial Information — A. Consolidated Financial Statements and Other Information — Legal Proceedings” are true and accurate in all material respects.

(s)

Independent Accountants.  PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft has represented to the Company that it  (A) is an independent registered public accounting firm, as required by the Securities Act and the PCAOB, (B) registered with the PCAOB established by the Sarbanes-Oxley Act of 2002, as amended, and (C) is not in violation of the auditor independence requirements of the Securities Act and the rules and regulations promulgated thereunder by the Commission and the PCAOB.

(t)

Title to Real and Personal Property.  The Company and the Subsidiaries have good and marketable title to, or valid rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and the Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries, subject to the Enforceability Exceptions.

(u)	Intellectual Property.
(i)

For the conduct of their respective businesses as currently conducted, except as described in the Registration Statement and the Prospectus, the Company and the Subsidiaries each own or possess sufficient rights in all domestic and foreign (as applicable) (A) patents and patent applications, together with all re-issuances, divisionals, continuations, continuations-in-part, revisions, renewals, extensions, and re-examinations thereof; (B) trade secret rights and corresponding rights in non-public information (whether or not patentable), including algorithms, formulas, compositions, inventor’s notes, discoveries and improvements, know-how, manufacturing and production processes and techniques, testing information, research and development information, inventions, invention disclosures, blueprints, drawings, specifications, designs, plans, proposals, and technical data (collectively, “Trade Secrets”); (C) copyrights, copyrightable works, software rights, software source code, database rights, data collections, mask works, copyright registrations and applications therefor, and works of authorship; (D) trademarks, service marks, logos, trade dress and trade names, and other indicia of source or origin (whether registered, common law, statutory or otherwise), all registrations and applications to register the foregoing and all goodwill associated therewith; (E) utility models and utility model applications (including all divisionals, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions thereof); (F) registered and unregistered design rights; (G) domain names and electronic addresses, and all registrations for the foregoing; and (H) corresponding or equivalent rights to any of the foregoing anywhere in the world (individually and collectively, items (A) through (H) the “Intellectual Property”), except, in each case, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; provided that, subject to Section (u)(iv), the foregoing is not a representation or warranty of any kind with respect to the absence of allegations of infringement or misappropriation of the Intellectual Property rights of any third party. To the Company’s knowledge, the conduct of the businesses of the Company and the Subsidiaries does not, and their respective products and services do not, infringe upon, or misappropriate any Intellectual Property rights of any person, which infringement or misappropriation would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(ii)

Except as described in the Registration Statement and the Prospectus, (A) the Intellectual Property purported therein to be owned by the Company or any of the Subsidiaries (“Company Intellectual Property”), is owned free and clear from any material liens, encumbrances, or other third party rights; and (B) other than non-exclusive rights or licenses to use Intellectual Property granted in the ordinary course of the Company’s or any of the Subsidiaries’ respective businesses, the Company and the Subsidiaries collectively have the sole and exclusive rights to use and exploit all Company Intellectual Property, and none of the Company, the Subsidiaries or any of their legal predecessors, have transferred ownership of, or granted any current or contingent license to or right to use, any such Company Intellectual Property.

(iii)

Each item of the Company Intellectual Property that is registered Intellectual Property and is not an application is subsisting and, to the Company’s knowledge, valid and enforceable. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (A) each item of the Intellectual Property that is an application filed by or on behalf of the Company or any of the Subsidiaries has been applied for and filed with the relevant Governmental Authorities or registrar in accordance with applicable law; (B) all documents and certificates that are necessary under applicable law for the purposes of registering or maintaining the registered Company Intellectual Property have been duly and timely filed with the relevant Governmental Authorities or registrar in accordance with applicable law; and (C) all fees, annuities, royalties and other payments that are or were due from the Company on or before the date hereof for any of the Company Intellectual Property have been paid.

(iv)

The Company and the Subsidiaries have not received any written notice or, to the Company’s knowledge, any other notice of any claim of infringement or misappropriation by the Company or any of the Subsidiaries or their respective products or services of any Intellectual Property rights of any person that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, (A) there is no pending or, to the Company’s knowledge, threatened  action, suit, proceeding or claim by any person challenging the Company’s or any of the Subsidiaries’ rights in or to any Intellectual Property material to the business of the Company or any of the Subsidiaries as currently conducted; (B) there is no pending or, to the Company’s knowledge, threatened in writing action, suit, proceeding or claim by any person challenging the validity, enforceability or registrability of any Company Intellectual Property; (C) there is no pending or, to the Company’s knowledge, threatened in writing action, suit, proceeding or claim by any person that the Company or any of the Subsidiaries or their respective products or services infringes or misappropriates any Intellectual Property of any person; (D) no Intellectual Property has been obtained or is being used by the Company or any of the Subsidiaries in violation of any contractual obligation binding on the Company or any such Subsidiary, or, to the Company’s knowledge, otherwise in violation of the rights of any persons; and (E) to the Company’s knowledge, no person is infringing upon or misappropriating any Company Intellectual Property in any material respect. The Company and the Subsidiaries have taken reasonable steps to protect their material Trade Secrets and to secure ownership of the material Intellectual Property created or developed for the Company or a Subsidiary by their employees, consultants, agents and contractors, or within the scope of and during the course of their service to the Company or any of the Subsidiaries. There are no outstanding options, licenses or agreements of any kind relating to any material Company Intellectual Property that are required by applicable law to be described in the Registration Statement and the Prospectus and are not described therein in all material respects. The Company or any of the Subsidiaries are not a party to or bound by any options, licenses or agreements with respect to any Intellectual Property of any other person that are required to be set forth in the Registration Statement and the Prospectus and are not described therein in all material respects.

(v)

Except as described in the Registration Statement and the Prospectus, no software or other materials governed by an open source, free, copyleft or similar license (including, but not limited to, the GNU General Public License, GNU Affero General Public License or GNU Lesser General Public License) is used or distributed by the Company or any of the Subsidiaries in a manner that requires or has required the Company or any of the Subsidiaries to (A) distribute or otherwise make available any product or service of the Company or of any of the Subsidiaries, or any software that embodies Company Intellectual Property, in the case of each of the foregoing, to any third party in source code form; or (B) license or otherwise make available to all third parties such product, service, software or any associated Company Intellectual Property on a royalty free basis, in each case of (A) and (B) except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)

Patents and Patent Applications.  Except as disclosed in the Registration Statement and the Prospectus: (i) all patents and patent applications constituting Company Intellectual Property that are owned by the Company or any of its Subsidiaries (the “Owned Patents”) have been duly and timely filed and maintained in accordance with applicable law; (ii) all persons having a duty of candor and disclosure to the U.S. Patent and Trademark Office (the “USPTO”) under applicable law in connection with the Owned Patents have, to the Company’s knowledge, complied with such duty; (iii) to the Company’s knowledge, there is no patent or patent application that contains claims that interfere with the issued or filed claims of any Owned Patents; (iv) to the Company’s knowledge, there is no prior art that may render any Owned Patents invalid or unpatentable; and (v) the Company is not aware of any facts or defects in the prosecution of any Owned Patents which would preclude the grant of a patent, or would reasonably be expected to render any Owned Patents invalid or unenforceable.

(w)

Information Technology.  The Company and the Subsidiaries have taken commercially reasonable steps to protect the security and integrity of their information technology systems except where the failure to take such steps would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, to the Company’s or the Subsidiaries’ knowledge, there are no situations where the security or the integrity of their information technology systems were compromised, except where such incidents would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(x)

No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the members of the Management Board, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement or the Prospectus and that is not so described in such documents. As of the date of the initial filing of the Registration Statement, there were no personal loans made, directly or indirectly, by the Company to any director or executive officer of the Company.

(y)

Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof received by the Company as described in the Registration Statement and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z)

Taxes.  The Company and the Subsidiaries have paid all domestic and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except for those the absence of which would not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of the Subsidiaries or any of their respective properties or assets that has had, or could reasonably be expected to have a Material Adverse Effect.

(aa)

Licenses and Permits.  Except as described in the Registration Statement and the Prospectus, the Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate Governmental Authorities that are necessary for the conduct of their respective businesses as currently conducted and as described in the Registration Statement and the Prospectus, except where the failure to possess the same would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such licenses, certificates, permits and other authorizations in all material respects; and neither the Company nor any of the Subsidiaries has received notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(bb)

No Labor Disputes.  No material labor disturbance by or dispute with employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent material labor disturbance by, or dispute with, the employees of any of its or the Subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(cc)

No Undisclosed Benefits.  Except as disclosed in the Registration Statement and the Prospectus, the Company has no material obligation to provide health, retirement, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries, or to any other person.

(dd)

Compliance with and Liability under Environmental Laws.  Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries are in violation of any applicable statute, rule, regulation, decision or order of any Governmental Authority, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), does not operate any real property contaminated with any substance that is subject to any Environmental Laws, is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is not subject to any pending or, to the knowledge of the Company, threated claim or obligation relating to any Environmental Laws, which violation, contamination, liability or claim, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim. Neither the Company nor any of its Subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

(ee)

ERISA and Employee Benefits Matters. (A) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan.  At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law.  Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law.  Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (B) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the applicable Company or subsidiary; (C) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees.  As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (1) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (2) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(ff)

Disclosure Controls.  Except as disclosed in the Registration Statement and the Prospectus, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective at the reasonable assurance level in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and in the Prospectus.

(gg)	Accounting Controls.

(i)	The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that has been designed to comply with the applicable requirements of the Exchange Act as and when such internal controls must be implemented by the Company thereunder and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and the Prospectus, there are no material weaknesses in the Company’s internal controls.
(ii)	The Company’s system of internal controls is appropriate to (A) provide reasonable assurance that transactions are executed in accordance with management’s general and specific authorizations; (B) ensure that transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (C) ensure that access to assets is permitted only in accordance with management’s general or specific authorization; and (D) ensure that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference.
(hh)

Insurance.  The Company and each of the Subsidiaries carries, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is generally deemed adequate for the conduct of its business and the value of the Company’s or any of the Subsidiaries’ properties and as is customary for companies engaged in similar business in similar industries, and all such policies of insurance are in full force and effect; the Company and each of the Subsidiaries are in compliance with the terms of such policies in all material respects; there are no material claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business as currently conducted at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ii)

No Unlawful Payments.  None of the Company, any of the Subsidiaries, any of their respective directors or officers, or to the Company’s knowledge after reasonable inquiry, any of their employees, agents, affiliates or representatives, has (i) used any corporate funds for any unlawful or improper contribution, gift, entertainment or other expense; (ii) offered, made, promised to make, or authorized any direct or, indirect unlawful or improper payment to any official, employee, agent, representative of any government (including its department, agency, instrumentality, employee or agent of government-owned or controlled entity), or political party or official of any political party or any candidate for any political office, or to any other person, to influence official action or secure an unlawful advantage; or (iii) violated or is in violation of any applicable anti-corruption or anti-bribery law, including, but not limited to, any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, or the United Nations Convention against Corruption, signed December 9, 2003, including the applicable provisions of the German Penal Code,  the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope applicable to them, all as amended (collectively, the “Anti-Corruption Laws”). The Company and the Subsidiaries have instituted and maintain policies and procedures which are designed to promote and achieve compliance with all applicable Anti-Corruption Laws; the Company will not use or otherwise make available, directly or indirectly, the proceeds of the offering for any purpose that would violate any applicable anti-corruption or anti-bribery laws. No action, suit, claim, investigation, proceeding, or other inquiry by or before any Governmental Authority involving the Company with respect to Anti-Corruption or Laws is pending, or, to the knowledge of Company, threatened.

(jj)

Compliance with Anti-Money Laundering Laws.  The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with all the money laundering and terrorism financing statutes and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, in each case, to the extent applicable to the Company or any of its Subsidiaries, including, without limitation, the applicable provisions of the German Penal Code, Title 18 U.S. Code Sections 1956 and 1957, the USA PATRIOT Act, and the U.S. Bank Secrecy Act, all as amended (collectively, the “Money Laundering and Terrorism Financing Laws”) and no action, suit, claim, investigation, proceeding or other inquiry by or before any Governmental Authority or body or any arbitrator involving the Company with respect to the Money Laundering and Terrorism Financing Laws is pending or, to the knowledge of the Company, threatened. The Company and the Subsidiaries have instituted and maintained policies and procedures which are designed to promote and achieve compliance with all applicable Money Laundering and Terrorism Financing Laws.

(kk)	Compliance with OFAC.
(i)	Neither the Company nor any of the Subsidiaries, nor any of their respective directors or officers, or to the Company’s knowledge after reasonable inquiry, employees, agents, affiliates or representatives, other than the Placement Agent in its capacity as such: (A) is an individual or entity, or is owned or controlled by an individual or entity that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, or other applicable Governmental Authority in Germany, the United States or elsewhere (such sanctions, “Sanctions;” such sanctions targets, “Sanctioned Persons”); (B) is located, resident, operating, or organized in a country or region that is the target of comprehensive, country-wide or territory-wide Sanctions (each, a “Sanctioned Country”, including, as of the date of this agreement, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine); (C) engaged in any dealings, directly or indirectly, with or for the benefit of any Sanctioned Persons or Sanctioned Countries; or (D) has violated any Sanctions;

(ii)	the Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, directly or indirectly: (A) to or for the benefit of any Sanctioned Person; (B) to or for the benefit of any Sanctioned Country; (C) to or for the benefit of any subsidiary, joint venture partner or other individual or entity for the purpose of financing activities in any Sanctioned Country or with or for the benefit of any Sanctioned Person; or (D) in any manner that violates Sanctions, that would cause any person (including the Placement Agent) to violate Sanctions, or that reasonably could result in the designation of any person, including the Placement Agent, as a Sanctioned Person;
(iii)	the Company and the Subsidiaries maintain and enforce policies and procedures reasonably designed to achieve compliance with Sanctions; and
(iv)	no action, suit, claim, investigation, proceeding, or other inquiry by or before any Governmental Authority involving the Company with respect to Sanctions is pending, or, to the knowledge of Company, threatened.

The foregoing shall only apply to the extent that such representations, warranties and undertakings do not result in a violation of, or conflict with, Section 7 of the German Foreign Trade Ordinance (Außenwirtschaftsverordnung), Regulation (EC) No 2271/96 or any similar applicable anti-boycott law or regulation.

(ll)

No Restrictions on Subsidiaries.  Except as disclosed in the Registration Statement and the Prospectus, no Subsidiary is currently materially prohibited, directly or indirectly, under any agreement or other instrument or laws to which it is a party or is subject to, from paying any dividends to the Company or any other subsidiary of the Company, as applicable, from making any other distribution on such Subsidiary’s equity interest, from repaying to the Company or any other subsidiary of the Company, as applicable, any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other subsidiary of the Company, as applicable, or any other subsidiary of the Company; except as disclosed in the Registration Statement and the Prospectus, all dividends and other distributions declared and payable on the share capital or equity interest of each of the Subsidiaries may, under the current laws and regulations of the jurisdiction of organization of the Subsidiary, be paid to the parent company of the Subsidiary in euros or any other currency that may be converted into foreign currency, which may be freely transferred out of the jurisdiction of organization of the Subsidiary, and without the necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, licenses, annual inspections, clearances and qualifications of a Governmental Authority having jurisdiction over the Company or any of the Subsidiaries or any of their properties or under Nasdaq Capital Market rules, except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(mm)

Broker’s Fees.  The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities represented thereby.

(nn)	No Registration Rights. No person has the right to require the Company to register any equity or debt securities for sale under the Securities Act by reason of the filing of the

Registration Statement with the Commission, and the issuance of the Ordinary Shares and the sale of the Securities by the Company.

(oo)

No Market Stabilization or Manipulation.  Neither the Company nor any of the Subsidiaries has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

(pp)

Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the third party statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.

(qq)

Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any member of the Company’s  Supervisory Board or Management Board, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

(rr)

Status under the Securities Act.  At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer.

(ss)

Debt Securities and Preferred Stock.  The Company has no debt securities or preferred shares that are rated by any “nationally recognized statistical rating organization” (as that term is defined in Section 3(a)(62) under the Exchange Act).

(tt)

Dividends.  Except as described in the Registration Statement and the Prospectus, all dividends and other distributions declared and payable on the Shares of the Company may, subject to applicable withholding or other taxes, as may be reduced by an applicable tax treaty, under the current laws and regulations of Germany be paid to the Depositary in U.S. dollars or any other currency that may be converted into foreign currency, which may be freely transferred out of Germany and without the necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, licenses, annual inspections, clearances and qualifications of any Governmental Authority having jurisdiction over the Company or any of the Subsidiaries or any of their properties or under any applicable rules under the Exchange Act.

(uu)

Absence of Stamp Duties and Transfer Taxes.  Except as described in the Registration Statement and the Prospectus, no stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes are due or payable by or on behalf of the Placement Agent or the Purchasers to the German State, or any political subdivision or taxing authority thereof or therein in connection with (i) the issue by the Company of Securities to the Purchasers., (ii) the deposit of such Ordinary Shares with the Depositary of Ordinary Shares against the issuance of ADSs, (iii) the sale and delivery of the Securities to or for the Purchasers or (iv) the sale and delivery outside Germany to the Purchasers of the Securities.

(vv)

No Sale, Issuance or Distribution of Shares.  Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold, issued or distributed any shares of capital stock of the Company during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S of the Securities Act, other than shares of capital stock of the Company issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ww)	Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.
(xx)

No Integration.  During the six months preceding the date of this Agreement, the Company has not sold or issued any securities, and during the six months following the date of the Closing will not sell or issue any securities,  that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.

(yy)

Transaction Agreements under German Law.  Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in Germany in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in Germany of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any Governmental Authority in Germany (other than court filings in the normal course of proceedings) or that any stamp or similar tax (other than nominal stamp duty if this Agreement and the Deposit Agreement are executed in or brought into Germany) in Germany be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder.

(zz)

Passive Foreign Investment Company.  The Company believes it was not a passive foreign investment company (“PFIC”) as defined under Section 1297 of the Code for the taxable year ended December 31, 2020, and does not expect to be a PFIC in the current taxable year ending December 31, 2021, or in the foreseeable future.

(aaa)

No Reduction from Amounts Payable.  All amounts payable by the Company under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is required by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(bbb)

Choice of Law. The choice of laws of the State of New York to govern the Agreement will be recognized by the courts of the Federal Republic of Germany, except to the extent that the application of the laws of the State of New York would have a result that is manifestly contrary to fundamental principles of German law (ordre public); the Company can sue and be sued in its own name under the laws of the Federal Republic of Germany; the irrevocable submission of the Company to the non-exclusive jurisdiction of a New York court, and the waiver by the Company of any objection to the venue of a proceeding in New York courts under the Agreement are legal, valid and binding; service of process effected in the manner set forth in the Agreement will be effective; insofar as German law is concerned, to confer valid personal jurisdiction over the Company; and a final money judgment obtained in New York court arising out of or in relation to the obligations of the Company under the Agreement would be enforceable against the Company in the courts of the Federal Republic of Germany, provided that none of the grounds for non-recognition set forth in Section 328 of the German Code of Civil Procedure (Zivilprozessordnung) are present.

(ccc)

Data Protection.  Except as disclosed in the Registration Statement and the Prospectus, the Company and the Subsidiaries have at all times complied in all respects with (i) all applicable laws, statutes, rules, regulations, enacting instruments,  codes of practice, guidance notes, recommendations, decisions and orders of any Governmental Authority (including, up to May 24, 2018, the EC Data Protection Directive 95/46/EC and, on and from May 25, 2018, the General Data Protection Regulation 2016/679, together with all applicable legislation implementing that Directive and Regulation, including, but not limited to the German Federal Data Protection Act (Bundesdatenschutzgesetz - BDSG) and the German Telemedia Act (Telemediengesetz - TMG)) (collectively, the “Data Protection Laws”), (ii) all policies and procedures of the Company and the Subsidiaries, respectively, and (iii) all applicable contractual obligations, in each case, relating to privacy, data protection or the Company’s and the Subsidiaries’ collection, storage, use, transfer and any other processing of any information that alone, or in combination with other information collected, stored, used, transferred, otherwise processed or obtainable from a third party by the Company or the Subsidiaries, can be used to directly or indirectly identify a natural person (i.e. personal data as defined under Article 4 para. 1 GDPR). There is no investigation, disciplinary proceeding or enquiry by, or order, decree, decision or judgment of, any Governmental Authority outstanding against the Company or and any of the Subsidiaries in connection with the collection, processing, use and storage of personal data and the Company or any of the Subsidiaries have not received any notice from any Governmental Authority with respect to a violation and/or failure to comply with applicable Data Protection Laws or requiring the Company or any of the Subsidiaries to take or omit any action. Except as disclosed in the Registration Statement and the Prospectus, the Company and the Subsidiaries have at all times taken all measures necessary to ensure availability and resilience of processing systems and services and to protect the ongoing confidentiality, integrity and security all such information against accidental or unlawful destruction, loss, alteration, and unauthorized access, use, modification or disclosure. Except as disclosed in the Registration Statement and the Prospectus, the Company was not subject to any personal data breach, security breach or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, the “IT Systems and Data”) and the Company and its Subsidiaries have not been notified of any, and there is no event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data. The Company and its Subsidiaries have at all times been and are on the Closing Date in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations, enacting instruments,  codes of practice, guidance notes, recommendations, decisions and orders of any court or arbitrator or Governmental Authorities or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of the ongoing confidentiality, integrity, availability and resilience of such IT Systems and Data from accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or unauthorized use, access, misappropriation or modification, and the Company and its Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(ddd)

Absence of Immunity from Jurisdiction.  The Company and the Subsidiaries have no immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States or the State of New York or (iii) Germany or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to themselves or their property and assets, or the Transaction Documents or actions to enforce judgments in respect thereof.

(eee)

Corporate Structure and Related Party Transactions.  Except as described in the Registration Statement and the Prospectus, there are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement and the Prospectus that have not been described as required.

(fff)

Merger or Consolidations.  Except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries have entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a material merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses.

(ggg)

FINRA Affiliation.  To the Company’s knowledge, there are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company’s officers, Supervisory Board or Management Board or 5% or greater security holders, except as disclosed in the Registration Statement and the Prospectus.

(hhh)

Effect of Certificates.  Any certificate signed by any officer of the Company and delivered to the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

(iii)

Prospectuses. Subject to conducting the offering as contemplated by the Transaction Documents, the Company is not required to publish a prospectus in Germany under the German Securities Prospectus Act or Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017) with respect to the offer and sale of the Securities.